ACQUISITION (10K)	12 Months Ended
Jun. 30, 2016
Business Combinations [Abstract]
ACQUISITION
3. ACQUISITION

VENDSCREEN, INC.

On January 15, 2016, the Company executed an Asset Purchase Agreement with VendScreen, Inc. (“VendScreen”), a Portland, Oregon based developer of vending industry cashless payment technology, by which it acquired substantially all of VendScreen’s assets and assumed specified liabilities, for a cash payment of $5.625 million. The purchase price was funded using $2.625 million in cash, and the balance of $3.0 million from a term loan which was converted from a line of credit.

This acquisition expands the Company’s capability with interactive media (touchscreen) and content delivery through VendScreen’s cloud-based content delivery platform, device platform and products, customer base, vendor management system (VMS) integration, and consumer product information including nutritional data. In addition to new technology and services, the acquisition adds a West Coast operational footprint, with former VendScreen employees able to offer expanded customer services, sales and technical support. On the date of the acquisition, VendScreen had approximately 150 customers with approximately 6,000 connections. Of those 150 customers approximately 50% are new customers of USAT.

The following table summarizes the preliminary purchase price allocation to reflect the fair values of the assets acquired and liabilities assumed at the date of acquisition.

($ in thousands)

Consideration:Fair value of total consideration paid in cash	$5,625

Acquisition / non-recurring acquisition expenses:	$842

Recognized amounts of identifiable assets acquired and liabilities assumed:

Financial Assets:
Accounts receivable	$3
Finance receivables	628
Other current assets	20
Deferred income taxes	18
669

Property, plant & equipment	81

Identifiable intangible assets:
Developed technology	639
Customer relationships	149
Brand	95
Noncompete agreements	2
Fair value of intangible assets	885

Financial liabilities
Accrued liabilities	(50)

Total identifiable net assets	1,585

Goodwill	4,040

Total Fair Value	$5,625

Of the $885 thousand of acquired intangible assets, $639 thousand was assigned to Developed Technology that is subject to amortization over 5 years, $149 thousand was assigned to Customer Relationships which are subject to amortization over 10 years; $2 thousand was assigned to a non-compete agreement that is subject to amortization over 2 years, and $95 thousand was assigned to the Brand that is subject to amortization over 3 years. All of the intangible assets are amortizable for income tax purposes.

VendScreen has been included in the accompanying consolidated financial statements of the Company since the date of acquisition. The $842 thousand of acquisition / non-recurring expenses consists of non-recurring expenses incurred in connection with the acquisition and integration of the VendScreen business and were included in SG&A expenses during the 1 year ended June 30, 2016.

The acquired business contributed net revenues of $1.2 million during the fiscal year ended June 30, 2016. ASC No. 2010-29 requires the disclosure of additional information including the amounts of earnings of the acquiree since the acquisition date included in the consolidated income statement, and the revenue and earnings of the combined entity as though the business combination that occurred during the current year had occurred at the beginning of the prior annual reporting period (supplemental pro forma information). The disclosure of such information was impractical and is not provided as (1) the acquiree had been integrated into the Company’s operation such that discreet financial information of the acquiree could not be determined, and (2) the financial records of the acquiree were not adequate to allow the preparation of supplemental pro forma information.